THE ALGER FUNDS

                     SUPPLEMENT DATED AUGUST 2, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

The following sentence replaces the second sentence of the first paragraph under the heading "Portfolio Managers" on page 21 of the Prospectus:

         Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Roseanne Ott, Joanne Sayers, Eric Shen and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments.

In addition, the description regarding Mr. Mulle is deleted from the descriptions of portfolio managers on page 22 of the Prospectus. Thomas Mulle is no longer employed by the Manager.






                                                                        AS080206